UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2021

ANDINA ACQUISITION CORP. III

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38785	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Calle 113 # 7-45 Torre B

Oficina 1012

Bogota, Colombia

(Address of Principal Executive Offices) (Zip Code)

(646) 565-3861

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one right, and one redeemable warrant	ANDAU	The NASDAQ Stock Market LLC
Ordinary Shares, par value $0.0001 per share	ANDA	The NASDAQ Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ANDAR	The NASDAQ Stock Market LLC
Redeemable warrants, exercisable for ordinary shares at a price of $11.50 per share	ANDAW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation (the “Investor Presentation”) that will be used by Andina Acquisition Corp. III (Nasdaq: ANDAU, ANDA, ANDAR, ANDAW) (“Andina”), a special purpose acquisition company organized under the laws of the Cayman Islands, in connection with the transactions contemplated by the Business Combination Agreement described below.

Attached as Exhibit 99.2 to the Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the webinar script (the “Script”) that will be used by Andina in conference calls to discuss the transactions contemplated by the Business Combination Agreement described below.

The Investor Presentation and the Script are intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On January 28, 2021, Andina announced it had entered into a definitive business combination agreement (the “Business Combination Agreement”), pursuant to which, subject to the terms and conditions set forth therein, (i) Andina will re-domesticate as a Delaware corporation in accordance with the applicable provisions of the Companies Law (2018 Revision) of the Cayman Islands and the General Corporation Law of the State of Delaware, (ii) Stryve Foods LLC (“Stryve”), a Texas limited liability company, will conduct a reorganization via merger pursuant to Section 10.005 of the Texas Business Organizations Code pursuant to which Stryve Foods Holdings LLC (“Stryve Holdings”) will become a holding company for Stryve, the former owners of Stryve will become the owners of Stryve Holdings, and Stryve will retain all of its business, assets and liabilities, and become a wholly-owned subsidiary of Stryve Holdings, (iii) Stryve Holdings will contribute to Andina Holdings LLC, a subsidiary of Andina (“Andina Holdings”), the equity interests of Stryve, in exchange for newly issued non-voting membership interests of Andina Holdings and voting (but non-economic) common stock of Andina, and (iv) Andina will contribute all of its cash and cash equivalents to Andina Holdings, after payment of the Andina shareholders that elect to have their Andina shares redeemed or converted in connection with the consummation of the transactions in accordance with Andina’s organizational documents and initial public offering prospectus and Andina’s expenses and other liabilities, in exchange for newly issued voting membership interests of Andina Holdings, all upon the terms and subject to the conditions set forth in the Agreement.

At its 2020 general meeting of shareholders held on January 27, 2021, shareholders of Andina approved an extension of time by which Andina must complete its initial business combination or liquidate the trust account that holds the proceeds of the Company’s initial public offering to April 30, 2021 (or July 31, 2021 if the Company enters into a definitive agreement for its initial business combination by April 30, 2021). As a result of entering into the Business Combination Agreement, such deadline has been extended to July 31, 2021.

A copy of the press release issued by Andina announcing the execution of the Business Combination Agreement is included as Exhibit 99.3 to this Current Report on Form 8-K.

Additional Information and Where to Find It

A full description of the terms of the business combination transaction will be provided in a proxy statement/prospectus for Andina’s shareholders to be filed with the U.S. Securities and Exchange Commission (the “SEC”). Andina urges investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about Andina, Stryve and the proposed business combination transaction. The definitive proxy statement/prospectus will be mailed to shareholders of Andina as of a record date to be established for voting on the proposed transaction. Shareholders may obtain copies of the proxy statement/prospectus, when available, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Andina Acquisition Corp. III, Calle 113 #7-45 Torre B, Oficina 1012, Bogotá, Colombia.

Forward Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, Andina’s and Stryve inability to enter consummate the transactions contemplated by the Business Combination Agreement; matters discovered by each of the parties as they complete their respective due diligence investigation of the other; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by Andina shareholders; the ability to meet the listing standards of The Nasdaq Stock Market following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; expectations with respect to future operating and financial performance and growth, including when Stryve will become cash flow positive; the timing of the completion of the proposed business combination; Stryve’s ability to execute its business plans and strategy; and other risks and uncertainties indicated from time to time in filings with the SEC, including Andina’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 under the heading “Risk Factors” and other documents of Andina filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Andina expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Andina’s and Stryve’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

Andina and its directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of Andina shareholders in connection with the Business Combination Agreement and the transaction described therein under the rules of the SEC. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Andina’s officers and directors in the proxy statement/prospectus relating to the transaction contemplated by the Business Combination Agreement when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

Non-Solicitation

This disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Andina, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Investor Presentation

99.2	Webinar Script

99.3	Press Release, dated January 28, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2021

ANDINA ACQUISITION CORP. III

	By:	/s/ Julio A. Torres
	Name:	Julio A. Torres
	Title:	Chief Executive Officer